CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,   Stephen  G.  Bondi,   President  of  BTOP50   Managed   Futures  Fund  (the
"Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   11/26/07                         /s/ Stephen G. Bondi
     ----------------------              ---------------------------------------
                                         Stephen G. Bondi, President
                                         (principal executive officer)


I, Jarod Riley, Vice President, Treasurer and CFO of BTOP50 Managed Futures Fund (the "Registrant"), certify that:

    1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   11/26/07                         /s/ Jarod Riley
     ----------------------              ---------------------------------------
                                         Jarod Riley, Vice President, Treasurer
                                         and CFO
                                         (principal financial officer)